Exhibit 99.1

Annual Meeting 2024

2 AGENDA 37 TH ANNUAL SHAREHOLDER MEETING INTRODUCTIONS • Jack Hendon, Chairman of the Board CALL TO ORDER & PRESENTATION OF PROPOSALS IN PROXY STATEMENT • Election of Directors • Advisory approval of ChoiceOne’s Executive Compensation • Ratification of the selection of Plante & Moran, PLLC as independent registered public accounting firm for the year ending December 31, 2024 VOTING ANNOUNCEMENT OF VOTING RESULTS FINANCIAL RESULTS & ANNUAL PRESENTATION • Kelly J. Potes, CEO • Michael J. Burke, Jr., President ADJOURNMENT

3 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements that are based on management

’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and ChoiceOne . Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “predicts,” “projects,” “may,” “could,” “look forward,” “continue”, “future”, and variations of such words and similar expressions are intended to identify such forward - looking statements . All statements with references to future time periods are forward - looking . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence . Therefore, actual results and outcomes may materially differ from what may be expressed, implied or forecasted in such forward - looking statements . Furthermore, ChoiceOne undertakes no obligation to update, amend, or clarify forward - looking statements, whether as a result of new information, future events, or otherwise . Additional risk factors include, but are not limited to, the risk factors described in Item 1 A in ChoiceOne’s Annual Report on Form 10 - K for the year ended December 31 , 2023 . In addition to results presented in accordance with GAAP, this presentation includes certain non - GAAP financial measures . ChoiceOne believes these non - GAAP financial measures provide additional information that is useful to investors in helping to understand underlying financial performance and condition and trends of ChoiceOne . Non - GAAP financial measures have inherent limitations . Readers should be aware of these limitations and should be cautious with respect to the use of such measures . To compensate for these limitations, we use non - GAAP measures as comparative tools, together with GAAP measures, to assist in the evaluation of our operating performance or financial condition . Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period - to - period comparisons . ChoiceOne’s method of calculating these non - GAAP measures may differ from methods used by other companies . These non - GAAP measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or in - effect regulatory requirements . Where non - GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in this presentation .

4 Our vision is to be the best bank in Michigan. Our mission is to provide superior service, quality advice, and show utmost respect to everyone we meet.

COMPANY PROFILE

ChoiceOne Bank maintains the community feel of a small-town bank with the technological capabilities and product offerings of a larger bank

OVERVIEW

ChoiceOne Financial Services, Inc. ("COFS") was incorporated in 1986 as a Michigan corporation. ChoiceOne Bank was founded in 1898 (then called Sparta State Bank) in Sparta, MI at the corner of Division and Union Street. Over its more than 125-year history, COFS has grown significantly, due in part to its merger with County Bank Corp. ($673 million in assets) and acquisition of Community Shores Bank Corporation ($244 million in assets). Today, COFS is a $2.6 billion bank holding company listed on the NASDAQ stock exchange with a market capitalization of $221 million as of December 31, 2023. COFS prides itself on maintaining the community feel of a small-town bank with the technological capabilities and product offerings of a larger bank.

Personal Banking

Provides full array of banking services including checking, savings, CDs/money markets and HSAs, complete with online and mobile banking solutions

Business Banking

Business banking offers business and agriculture loans, treasury services and public funds

Mortgage Lending

A comprehensive offering of residential mortgage options including fixed and adjustable-rate mortgages

Insurance

Insurance subsidiary offers customers a variety of options including life insurance, disability insurance and accidental death insurance

Trust / Fiduciary

Provides corporate trustee services, as well as estate planning including testamentary trusts and revocable living trusts

Investment Services & Wealth Management

Services offered include estate planning, retirement planning, college planning, charitable giving, risk management, tax management, stocks, bonds and mutual funds and asset preservation strategies

Coast to Coast Coverage

Through 37 locations across western and southeastern Michigan, ChoiceOne Bank leverages advanced technology, innovative services and tailored solutions for its customers

SUMMARY FINANCIALS (12/31/2023)

Total Assets	$2,577	Dividend Yield	3.6%
Deposits	$2,122	P/E Ratio (TTM)	10.4x
Gross Loans (Incl. HFS)	$1,415	ROAA	0.85%
Market Cap	$221	ROAE	12.00%

MAP OF LOCATIONS


CONSIN
MICHIGAN
Toront
Milwaukee
Detroit
Chicago
LINOIS
OHIO
PEN
Indianapolis
Branch Location
ANA
Columbus

Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified
Note: All dollars in millions

5

AWARDS & ACCOMPLISHMENTS

With an abundance of accolades & awards, ChoiceOne Bank has been recognized as a top-tier community bank in Michigan and in the banking industry.

- SBA Michigan 504 Third Party Lender of the Year Award *(Fiscal Year 2023)*
- Financial Literacy Award (*Michigan Bankers Association – 2024. 2023, 2022 & 2020*)
- Partner of the Michigan Community Fund (*Recognized for Supporting Affordable Housing – 2023*)
- Named Best Small Bank by *Newsweek* 3 Years in a row *2023 – 2022 – 2021*
- Mastercard Doing Well By Doing Good (*Segment Award – 2022*)
- ABA Foundation Community Commitment Awards (*Economic Inclusion Honorable Mention – 2021*)
- Best Small Business Solutions Nomination (*Finovate Awards – 2019*)
- Editor's Choice Award for Community Commitment (*Cardrates.com – 2019*)
- Silver Addy (*AAF – 2019*)
- Newsmaker Finalist of the Year (*Grand Rapids Business Journal – 2019 & 2018*)
- True North Community Partner Award (*True North Community Services – 2019 & 2018*)
- Startup Innovation Finalist with Plinqit (*Bank Director Best of FinXTech – 2019 & 2018*)
- Global Innovation Awards Nominee (*BAI – 2018*)
- National Top 20 Most Innovative Community Bank (*Independent Banker – 2018*)
- Award Nominee (*West MI Hispanic Chamber of Commerce – 2018*)

"ChoiceOne has a special culture, one that is driven by innovation, yet with a mission to provide superior service, quality advice and show our utmost respect to everyone we meet."

–Kelly J. Potes

6

$ 301,031 2023 COMMUNITY DONATIONS 4,307 2023 STAFF VOLUNTEER HOURS

11 2023 CHOICEONE BANK AND CHOICEONE FINANCIAL SERVICES, INC. BOARD OF DIRECTORS FRONT ROW (L - R) ERIC E. BURROUGH CEO, Jams Media, LLC President, Web Press of Michigan, Inc. GREGORY A. MCCONNELL Vice Chairman of the Board, Retired Insurance Agent JACK G. HENDON Chairman of the Board, Certified Public Accountant and Partner, H&S Companies, P.C. BRADLEY F. MCGINNIS President, Megawall Corporation BACK ROW (L - R) KEITH D. BROPHY CEO, Mentavi Health GREG L. ARMOCK President, Armock Mechanical Contractors, Inc. MICHELLE M. WENDLING Senior Director of Sales, PepsiCo Inc. MICHAEL J. BURKE, JR. President, ChoiceOne Bank and ChoiceOne Financial Services, Inc. KELLY J. POTES CEO, ChoiceOne Bank and ChoiceOne Financial Services, Inc. President, ChoiceOne Insurance Agencies, Inc. ROXANNE M. PAGE Certified Public Accountant and Principal, Doeren Mayhew HAROLD J. BURNS Certified Public Accountant and Partner, UHY Advisors MI, Inc. BRUCE JOHN ESSEX, JR. Managing Director, Port City Ventures, LLC CURT E. COULTER, D.O. Physician and Partner, Lapeer

12 MANAGEMENT TEAM Mr . Michael J . Burke Jr . has served as President at ChoiceOne since May 2020 and oversees lending and operations . Previously, he served as President, CEO, COO and Director at Lakestone Bank

& Trust which was merged into ChoiceOne . Mr . Burke is highly involved in organizations in Southeast Michigan including the Lapeer Development Corporation and McLaren Lapeer Region Board of Trustees . Mr . Burke holds a Bachelor of Arts degree in Finance from the University of Michigan - Flint . MICHAEL J. BURKE, JR. | PRESIDENT Mr . Adom Greenland is the Executive Vice President, Chief Financial Officer and Treasurer at ChoiceOne . Mr . Greenland joined ChoiceOne in 2013 with various roles including Chief Operating Officer overseeing technology and bank operations . Prior to joining ChoiceOne he worked as a Certified Public Accountant at PwC for over 10 years, which included an international rotation in London, England . He holds both a Bachelor's degree and Master's degree in Accounting from Michigan State University . Mr . Kelly J . Potes, CFP, joined ChoiceOne Bank in 1984 and has held various management positions including Assistant Controller, Bank Investment Portfolio Manager, Head of ALCO, Head of Bank Retail Services, and Head of Investment Services . In 1998 , he left ChoiceOne Bank to become the President and Owner of Kent - Ottawa Investment Advisors, an investment advisory firm . In 2001 , he returned to ChoiceOne Bank as Senior Vice President of Retail Services, and General Manager of ChoiceOne Insurance Agencies, Inc . before being named Chief Executive Officer in 2016 . ADOM J. GREENLAND | EVP & CFO KELLY J. POTES | CEO Mr . Bradley A . Henion is the Executive Vice President and Chief Lending Officer of ChoiceOne Bank . Mr . Henion joined ChoiceOne in 2015 having previously held Senior Vice President positions with GreenStone Farm Credit Services in East Lansing, MI, and Bank of America (formerly LaSalle Bank) in Grand Rapids, MI . Mr . Henion holds a Master of Business Administration in Finance from Baker College and has a Bachelor of Science in Accountancy from Ferris State University . BRADLEY A. HENION | EVP & CLO "With a vision to be the best bank in Michigan and a mission to provide superior service, quality advice and show our utmost respect to everyone we meet, our tech - savvy community bank is prepared to meet our customers’ financial needs, however they choose, and build solid personal relationships . ” - Kelly J . Potes

13 MANAGEMENT TEAM (CONT.) Ms . Heather D . Brolick has been Chief Human Resources Officer of ChoiceOne Bank since October 2020 following its acquisition of Community Shores Bank Corporation . Ms . Brolick served as Director, President and Chief Executive Officer of Community Shores Bank Corporation and Community Shores Bank From 2006 until 2020 . Ms . Brolick also currently serves as a Board member and Chairperson of the Board of Directors of Harbor Hospice and a Board member and Chairperson of the Board of Harbor Hospice Foundation, among others . HEATHER D. BROLICK | EVP & CHRO Mr . Jamula has served as the Senior Vice President of Wealth Management since 2021 . Mr . Jamula has over 28 years of banking experience, which includes sales leadership positions at TCF Bank, Chemical Bank and Fifth Third Bank covering Wealth Management and Private Banking . Mr . Jamula holds a Bachelor of Business Administration in Accounting from Grand Valley State University . Mr . Lee A . Braford has been a Senior Vice President and Chief Credit Officer of ChoiceOne Bank since January 2011 . He has served in various roles with ChoiceOne for over 25 years leading the development of ChoiceOne’s credit culture . Mr . Braford is active in organizations in Sparta, MI including serving on board of the Sparta Community Foundation, previously as its Chairman . ROB JAMULA | SVP WEALTH MANAGEMENT LEE A. BRAFORD | SVP & CCO Ms . Shelly M . Childers has served as Senior Vice President and Chief Information Officer at ChoiceOne Bank since 2019 . Prior to that Ms . Childers was the Senior Vice President and Chief Information Officer at Lakestone Bank and Trust . Ms . Childers has over 25 years of experience leading both the operational and digital sides of banking technology . Her background also includes experience in leading bank technology through acquisitions, mergers, and software conversions . Ms . Childers holds a Bachelor of Business Administration and Finance from the University of Michigan . SHELLY M. CHILDERS | SVP & CIO

14 Source: S

&P Capital IQ Pro, as of 6/30/2023 Note: All dollars in thousands (1) Other MI includes branches not located in an MSA, including those in the cities of Fremont, Grant and Newaygo GEOGRAPHIC FOOTPRINT GRAND RAPIDS - KENTWOOD, MI 10 Locations $755,651 Deposits 2.57% Market Share 11 Market Rank SOUTHEASTERN MI (DETROIT MSA) 13 Locations $824,609 Deposits 0.45% Market Share 13 Market Rank MUSKEGON, MI 5 Locations $350,225 Deposits 16.84% Market Share 3 Market Rank Other MI (1) 3 Locations $155,903 Deposits NA Market Share NA Market Rank MAP OF LOCATIONS SCALE IN LEGACY MARKETS BY MSA

15 Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified Note: All dollars in millions, unless otherwise noted; deals sorted by announcement date (1) Excludes $138.0 million and $33.1 million in PPP loans in 2020, 2021 respectively M&A HISTORY COFS has completed three whole bank M&A deals, most recently, the merger of equals with County Bank Corp. in 2019 and an acqu isi tion of Community Shores Bank Corporation in 2020 Target Operating Metrics (Quarter Before Announcement) Deal Profile (Announcement) Transaction Overview LTM ROAA Gross Loans Total Assets Consideration Deal Value Announcement Date Target City, State Target 0.49% $147.2 $185.1 76.5% Stock / 23.5% Cash $21.9 1/6/2020 Muskegon, MI 1.13% $363.9 $616.6 100.0% Stock / 0.0% Cash $89.0 3/25/2019 Lapeer, MI 0.99% $150.7 $216.4 99.9% Stock / 0.1% Cash $29.0 4/25/2006 Kent City, MI COFS M&A HISTORY ORGANIC AND ACQUISITIVE ASSET GROWTH Organic Assets Acquired Assets $1,386 $1,781 $2,334 $2,386 2019 2020 (1) 2021 (1) 2022 2023 $2,577

16 5 YEAR COMPARISON OF FED FUNDS RATE AND 10 - YEAR TREASURY 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 10 year Treasury Fed Funds

F

INANCIAL SUMMARY

18 $7,100 $15,600 $22,000 $23,600 $21,300 $1,800 $2,700 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2019 2020 2021 2022 2023 5 YEARS ADJUSTED NET INCOME *Tax - effected merger expenses refers to expenses related to the merger with County Bank Corp. effective on October 1, 2019, and the acquisition of Community Shores Bank Corporation effective on July 1, 2020. Adjusted amounts are not GAAP. Refer to Non - GAAP Reconciliation slide for further details. Net Income at year end (in thousands) Tax - effected Merger Expenses (in thousands)* $8,900 $18,300

19 Source: Numbers based on ChoiceOne internal data as of 12/31/2023 exc. where spec. identified; Note: All dollars in thousands (1) Includes $138.0 million, $33.1 million and $0 million in PPP loans in 2020, 2021 and 2022, respectively (2) Core loans - exclude Paycheck Protection Program (“PPP”) loans, held for sale loans, and loans to other financial institutions. Loans held for sale were $4.8 million and $4.7 million in 2022 and 2023, respectively. Loans to other financial institutions were $0 and $19.4 million in 2022 and 2023, respectively HISTORIC BALANCE SHEET GROWTH – COFS Outline of COFS’ notable balance sheet growth following two M&A transactions in 2019 and 2020, both including & excluding the im pact of PPP loans $856,191 $1,117,798 $1,068,831 $1,194,616 $1,415,363 $ - $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 2019 2020 2021 2022 2023 Total Equity Total Deposits Gross Loans (Including Held For Sale) (1) Total Assets PPP $1,154,602 $1,674,578 $2,052,294 $2,118,003 $2,122,055 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 2019 2020 2021 2022 2023 $192,139 $227,268 $221,669 $168,874 $195,634 $ - $50,000 $100,000 $150,000 $200,000 $250,000 2019 2020 2021 2022 2023 $1,386,128 $1,919,342 $2,366,682 $2,385,915 $2,576,706 $ - $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 2019 2020 2021 2022 2023 16.9% Core loan (2) growth for 2023

20 Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified (1) Net interest margin (tax - equivalent basis). See Non - GAAP reconciliation FINANCIAL PERFORMANCE TRENDS – COFS Efficiency Ratio & Noninterest Expense to Average Assets NIM (1) ROAE ROAA 0.85% 0.94% 1.02% 1.00% 0.85% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 2019 2020 2021 2022 2023 6.48% 7.28% 9.79% 13.25% 12.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 2019 2020 2021 2022 2023 3.71% 3.51% 3.14% 3.09% 2.83% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2019 2020 2021 2022 2023 70.63% 62.99% 63.85% 61.92% 65.48% 3.37% 3.07% 2.45% 2.25% 2.21% 2019 2020 2021 2022 2023 Efficiency Ratio Noninterest Expense/ Avg Assets (annualized)

ATTRACTIVE DEPOSIT MIX – CHOICEONE BANK

Deposit Mix and Detail (12/31/2023)



Jumbo CDs (> $250k)
10%
Retail CDs (≤ $250k)
8%
Transaction-
Non interest
bearing
26%
MMDA & Sav.
28%
Transaction-
Interest bearing
28%

	Balance	% of Total
Transaction	$1,147,306	54.1%
MMDAs & Savings	584,453	27.5%
Retail CDs (≤ $250K)	175,916	8.3%
Jumbo CDs (> $250K)	214,380	10.1%
Total Deposits	**$2,122,055**	**100.0%**

Demand Deposit Mix (12/31/2023) (1)



Public Funds-Savings
6%
Public Funds-Transactional
12%
Business-Transactional
28%
$1.7 Billion
Business-Savings
9%
Retail-Savings
23%
Retail-Transactional
22%

Commentary

- Diverse local deposit franchise of retail, business, and municipal accounts
- Launched new treasury management platform in 2023 with best-in-class functionality
- At 12/31/2023 Non-interest-bearing deposit base of $548.0 million or 25.8% of deposits
- 36.3% of total deposits exceed the FDIC limit of $250,000, as of 12/31/2023
- Diversified offerings such as Intrafi's CDARS and ICS products that increase depositors' FDIC coverage
- Ample borrowing capacity from the Federal Home Loan Bank, Federal Reserve, and other sources is available to fully cover uninsured deposits

Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified
Note: All dollars in thousands
(1) Saving accounts include MMDA's

21

ATTRACTIVE LOAN MIX – CHOICEONE BANK

Commentary

- Strong commercial real estate portfolio - 49% of CRE loans are owner occupied
- YTD Yield on loans of 5.41% for 2023 compared to 4.79% in 2022
- $280 million dollars of loans with maturities of one year or less or 19.8% of portfolio
- Weighted average duration of loan portfolio of 2.1 years
- Active residential real estate lending with sold (primarily service retained) and portfolio mortgages
- Core loans, which exclude held for sale loans, loans to other financial institutions, and Paycheck Protection Program ("PPP") loans, grew organically by $105.2 million or an annualized 32.7% during the fourth quarter of 2023 and $201.5 million or 16.9% since December 31, 2022

Loan Mix and Detail (12/31/2023) (1)



Consumer 3%
Constr. & Development 8%
1-4 Family 25%
Multifamily 4%
Owner Occ. Comm. RE 20%
Non Own. Occ. Comm. RE 21%
Comm. & Industrial 16%
Farm & Agriculture 3%

	Balance	% of Total
Construction & Development	$112,877	7.9%
1-4 Family	351,760	24.9%
Multifamily	56,563	4.0%
C&I	225,178	19.9%
Farm & Agricultural	46,591	3.3%
Consumer, Leases & Other	42,507	3.0%
CRE – Owner Occupied	298,289	21.1%
CRE – Non-Owner Occupied	281,598	15.9%
Total CRE	$579,887	41.0%
Total Loans	**$1,415,363**	**100.0%**

Loan to Deposit Ratio



52.3%
52.5%
56.2%
57.5%
60.6%
61.4%
66.7%
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified
Note: All dollars in thousands; yields are annualized on a quarterly basis
(1) Detail by types per call report codes

22

23 Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified (1) Excluding held for sale loans ASSET QUALITY – COFS Historically strong credit metrics Net Charge - Offs / Average Loans NPLs / Loans (1) Texas Ratio NPAs / Total Assets 0.53% 0.44% 0.24% 0.11% 0.07% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2019 2020 2021 2022 2023 0.12% 0.05% 0.03% 0.03% 0.03% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2019 2020 2021 2022 2023 0.75% 0.74% 0.52% 0.22% 0.13% (0.10%) 0.10% 0.30% 0.50% 0.70% 0.90% 1.10% 1.30% 1.50% 2019 2020 2021 2022 2023 5.35% 5.03% 3.47% 2.34% 1.23% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2019 2020 2021 2022 2023

24 Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified STRONG RISK MANAGEMENT ▪ ChoiceOne uses interest rate swaps as part of our interest rate risk management strategy . ChoiceOne has pay - fixed interest rate swaps with a total notional value of $ 401 . 0 million, a fair value of $ 8 . 9 million and a weighted average coupon of approximately 3 . 07% . These derivative instruments will increase in value as long - term interest rates rise, which helps offset the reduction in equity due to unrealized losses on securities available for sale ▪ $ 200 million of the total notional value is a forward starting pay - fix, receive floating swap starting in April 2024 with an eight - year term set to expire in 2032 . The forward starting pay fixed, receive floating swap agreements will pay a fixed coupon rate of 2 . 75 % while receiving the SOFR Rate starting in April 2024 ▪ In March 2023 , ChoiceOne terminated all Receive - Fix, Pay Floating Swap Agreements for a cash payment of $ 4 . 2 million . The loss was amortized with an expense of approximately $ 285 , 000 monthly through April 2024 , which was the remaining period of the agreements ▪ Diversified income streams with growth in our Wealth Management department . Since August 2022 , over $ 56 million of deposits were transferred off balance sheet to ChoiceOne Wealth Management . Focus on transactional non - interest - bearing deposits and service fees with newly launched Treasury platform Proactive steps to mitigate interest rate risk and increase functional liquidity Interest Rate Risk Management Liquidity Risk Management ▪ Increased cash position and used a variety of funding sources including brokered CD’s to add liquidity and preserve borrowing capacity ▪ In January of 2024 , ChoiceOne refinanced $ 170 million from the Federal Reserve’s Bank Term Funding Program (BTFP) at a fixed rate of 4 . 76 % for 1 year . This borrowing can be prepaid without penalty ▪ Pledging of eligible assets to FHLB, Fed Discount window, and BTFP to enhance operational liquidity and ease of access to reliable sources of funding . This secured a total of $ 933 . 3 million in unused available borrowings, exceeding uninsured deposits ▪ Proactive discussions with large deposit customers offering extended FDIC insurance through programs such as Intrafi

25 Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified (1) See Non - GAAP Reconciliation CAPITAL Regulatory Ratios Minimum Requiredto be Well Minimum Required Capitalized Under for Capital Prompt Corrective (Dollars in thousands) Adequacy Purposes Action Regulations Amount Ratio Amount Ratio Amount Ratio December 31, 2023 ChoiceOne Financial Services Inc. Total capital (to risk weighted assets) 233,840$ 13.0% 144,441$ 8.0% N/A N/A Common equity Tier 1 capital (to risk weighted assets) 185,412 10.3 81,248 4.5 N/A N/A Tier 1 capital (to risk weighted assets) 189,912 10.5 108,331 6.0 N/A N/A Tier 1 capital (to average assets) 189,912 7.5 101,337 4.0 N/A N/A ChoiceOne Bank Total capital (to risk weighted assets) 224,095$ 12.4% 144,274$ 8.0% 180,342$ 10.0% Common equity Tier 1 capital (to risk weighted assets) 212,283 11.8 81,154 4.5 117,223 6.5 Tier 1 capital (to risk weighted assets) 212,283 11.8 108,205 6.0 144,274 8.0 Tier 1 capital (to average assets) 212,283 8.4 101,244 4.0 126,555 5.0 Actual

26 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 2019 2020 2021 2022 2023 CASH DIVIDENDS PER SHARE Ordinary dividends Special dividend p aid in connection with the merger with County Bank Corp. 3.6% dividend yield as of 12/31/23

Nasdaq

COFS TRADES ON THE NASDAQ®

ChoiceOne trades on the NASDAQ Stock Exchange under its symbol, “COFS”

Market Makers in ChoiceOne Stock

D. A. Davidson & Co.
Nick Bicking
800.394.9230

Raymond James & Associates
Anthony LanFranca
312.655.2961

Stock Registrar & Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, NY 10004-1561
212.509.4000

SERVICE • INNOVATION • RESPECT thank you

29 APPENDIX NON - GAAP RECONCILIATION Year Ended December 31, 2019 2020 (In Thousands, Except Per Share Data) $ 8,465 $ 18,885 Income before income tax 2,001 3,219 Adjustment for pre - tax merger expenses 10,466 22,104 Adjusted income before income tax 1,294 3,272 Income tax expense 232 505 Tax impact of adjustment for pre - tax merger expenses 1,526 3,777 Adjusted income tax expense 7,171 15,613 Net income 1,769 2,714 Adjustment for pre - tax merger expenses, net of tax impact $ 8,940 $ 18,327 Adjusted net income

APPENDIX NON-GAAP RECONCILIATION

	Year ended December 31,									
	2019		2020		2021		2022		2023	
	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	$ 28,181		$ 51,808		$ 62,137		$ 68,979		$ 67,415	
Net interest margin (tax-equivalent basis) (Non-GAAP) (1)		3.71 %		3.51 %		3.14 %		3.09 %		2.83 %
Reconciliation to Reported Net Interest Income										
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	28,181		51,808		62,137		68,979		67,415	
Adjustment for taxable equivalent interest	(408)		(737)		(1,513)		(1,665)		(1,530)	
Net interest income (GAAP)	$ 27,773		$ 51,071		$ 60,624		$ 67,314		$ 65,885	
Net interest margin (GAAP)		3.47 %		3.38 %		3.08 %		3.01 %		2.77 %

	Quarterly									
	2022 4th Qtr.		2023 1st Qtr.		2023 2nd Qtr.		2023 3rd Qtr.		2023 4th Qtr.	
	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate	Interest	Rate
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	$ 1,777		$ 17,410		$ 16,468		$ 16,609		$ 16,945	
Net interest margin (tax-equivalent basis) (Non-GAAP) (1)		3.12 %		3.09 %		2.86 %		2.70 %		2.72 %
Reconciliation to Reported Net Interest Income										
Net interest income (tax-equivalent basis) (Non-GAAP) (1)	17,777		17,410		16,468		16,609		16,945	
Adjustment for taxable equivalent interest	(411)		(398)		(377)		(383)		(390)	
Net interest income (GAAP)	$ 17,366		$ 17,012		$ 16,091		$ 16,226		$ 16,555	
Net interest margin (GAAP)		3.05 %		3.02 %		2.79 %		2.64 %		2.66 %

(1) Adjusted to a fully tax-equivalent basis to facilitate comparison to the taxable interest-earning assets. The adjustment uses an incremental tax rate of 21%. The presentation of these measures on a tax-equivalent basis is not in accordance with GAAP but is customary in the banking industry. These non-GAAP measures ensure comparability with respect to both taxable and tax-exempt loans and securities.

Source: Numbers based on ChoiceOne internal data as of 12/31/2023 except where specifically identified

30